Exhibit 99


                                DAIMLERCHRYLER


                            Computational Materials

                       DAIMLERCHRYSLER AUTO TRUST 2005-A


                       $1,500,000,000 Asset-Backed Notes


                  DaimlerChrysler Services North America LLC
                              Seller and Servicer

                $595,000,000 Class A-2 [ ]% Asset-Backed Notes $500,000,000 Class A-3 [ ]% Asset-Backed Notes $345,000,000 Class A-4 [ ]% Asset-Backed Notes
                  $60,000,000 Class B [ ]% Asset-Backed Notes

                              Subject to Revision
                       Term Sheet dated January 6, 2005

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Barclays Capital Inc. ("Barclays") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Citigroup Global Markets Inc. ("Citigroup") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Citigroup Syndicate Desk at (212) 723-6171.

     Citigroup is not acting as your advisor or agent. Therefore, prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the JPMorgan Trading Desk at (212) 834-3720.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc of America Securities LLC ("Banc of America") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Banc of America Syndicate Desk at (312) 828-1305.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Deutsche Bank Syndicate Desk at (212) 250-7730.

     The information contained in the attached materials is referred to as the "Information."

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither HSBC Securities (USA) Inc. ("HSBC Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the HSBC Securities Desk at (212) 525-3785.

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Morgan Stanley Syndicate Desk at (212) 761-2270.

                               DAIMLERCHRYSLER


                       DAIMLERCHRYSLER AUTO TRUST 2005-A

        DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, SELLER AND SERVICER


                              Subject to Revision
                       Term Sheet dated January 6, 2005

     The trust will issue approximately $2,000,000,000 of notes backed by automobile and light duty truck receivables purchased directly from DaimlerChrysler Services North America LLC.

----------------------------------------------------------------------------------------------------------------

                                         Total Notes Issued
    -------------------- ------------------------- ------------------------------ ------------------------------
           Class             Principal Amount       Fixed Per Annum Interest Rate      Legal Final
    -------------------- ------------------------- ------------------------------ ------------------------------
    A-1 Notes(1)              $500,000,000                     %                       January 2006
    -------------------- ------------------------- ------------------------------ ------------------------------

    A-2 Notes                 $595,000,000                     %                      September 2007
    -------------------- ------------------------- ------------------------------ ------------------------------

    A-3 Notes                 $500,000,000                     %                       December 2008
    -------------------- ------------------------- ------------------------------ ------------------------------

    A-4 Notes                 $345,000,000                     %                       February 2010
    -------------------- ------------------------- ------------------------------ ------------------------------

    B Notes                   $60,000,000                      %                         July 2011
    -------------------- ------------------------- ------------------------------ ------------------------------
(1) Not being offered publicly or in this document.
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

                                                     Initial Credit Enhancement for the Notes(1)(2)
                                     -------------------------------  --------------------  -------------------
                                         Overcollateralization(3)          Reserve Fund            Total
------------------------------------ -------------------------------  --------------------  -------------------
Amount                                       $35,005,305.46                 $5,000,000        $40,005,305.46
------------------------------------ -------------------------------  --------------------  -------------------
Percentage of Total Notes                        1.75%                        0.25%               2.00%
------------------------------------ -------------------------------  --------------------  -------------------
(1)  The expected excess cash flows generated from the difference between the interest collections on all the receivables (including principal collections allocable to the yield supplement overcollateralization amount) and the sum of the servicing fee, the interest payments on the outstanding notes and required reserve fund deposits could also provide credit enhancement.

(2)  Payment of principal of the B notes is subordinated to the A notes. Such subordination provides credit enhancement for the A notes.

(3)  The overcollateralization amount does not include the yield supplement overcollateralization amount which is initially $80,432,262.16.
----------------------------------------------------------------------------------------------------------------

                         TABLE OF CONTENTS

----------------------------------------------------- ---------
                        Section                         Page

----------------------------------------------------- ---------
TRANSACTION ILLUSTRATION                                3
----------------------------------------------------- ---------
PARTIES TO THE TRANSACTION                              4
----------------------------------------------------- ---------
NOTES ISSUED                                            5
----------------------------------------------------- ---------
RECEIVABLES POOL                                        6
----------------------------------------------------- ---------
   o       Composition                                  6
----------------------------------------------------- ---------
   o       New/Used Distribution                        6
----------------------------------------------------- ---------
   o       Distribution by APR                          7
----------------------------------------------------- ---------
   o       Geographic Distribution                      8
----------------------------------------------------- ---------
   o       Selection Criteria                           9
----------------------------------------------------- ---------
NET CREDIT LOSS AND DELINQUENCY EXPERIENCE              9
----------------------------------------------------- ---------
   o       DCS Net Credit Loss and Repossession
            Experience                                  10
----------------------------------------------------- ---------
   o       DCS Delinquency Experience                   11
----------------------------------------------------- ---------
PAYMENTS ON THE NOTES                                   11
----------------------------------------------------- ---------
   o       Payment Dates                                11
----------------------------------------------------- ---------
   o       Interest Payments                            11
----------------------------------------------------- ---------
   o       Principal Payments                           12
----------------------------------------------------- ---------


----------------------------------------------------- ---------
                        Section                         Page

----------------------------------------------------- ---------
   o       Optional Redemption                          13
----------------------------------------------------- ---------
FLOW OF FUNDS                                           13
----------------------------------------------------- ---------
   o       Sources of Funds Available for
            Distribution                                13
----------------------------------------------------- ---------
   o       Application of Available Funds               14
----------------------------------------------------- ---------
   o       Note Principal Distribution Account and
            Payment of Principal of the Notes           14
----------------------------------------------------- ---------
CREDIT ENHANCEMENT                                      17
----------------------------------------------------- ---------
   o       Overcollateralization                        17
----------------------------------------------------- ---------
   o       Excess Interest Collections                  17
----------------------------------------------------- ---------
   o       Reserve Fund                                 18
----------------------------------------------------- ---------
   o        Subordinated B Notes                        18
----------------------------------------------------- ---------
YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT           19
----------------------------------------------------- ---------
SERVICING                                               20
----------------------------------------------------- ---------
   o       Compensation                                 20
----------------------------------------------------- ---------


                                                     TRANSACTION ILLUSTRATION

---------------------------------------------------------------------------------------------------------------------------------
                                                    on or about January 20, 2005
                                                     (approximate $ thousands)


                                         -----------------------------------------------
                                         | DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC  |
                                         |            [Seller and Servicer]            |
                                         -----------------------------------------------
                                               |                             |      \
                                               |                             |       \
                                               |                             |        \
                    ---------------------------------------------            |         \
                    |  DAIMLERCHRYSLER RETAIL RECEIVABLES LLC   |            |          \      Reserve
                    |          [Special Purpose Entity]         |            |           \       Fund
                    ---------------------------------------------            |            \    $5,000
                                                                             |             \
                                                                             | Receivables  \
                       -------------------       -------------------         | $2,115,438    \
                     /                     \   /   Yield Supplement   \      |                \
                    / Overcollateralization \ /  Overcollateralization \     |                 \
                    \        $35,005        / \        Amount(1)       /     |                  \
                     \                     /   \        $80,432       /      |                   \
                       -------------------       --------------------        |                    \
                                          \                |                 |                     \
                                           \               |                 |                      \
                                            \              |                 |              -------------------
                                        ---------------------------------------             |                 |
                                        | DAIMLERCHRYSLER AUTO TRUST 2005-A   |-------------|    DEUTSCHE     |
                                        |               [Issuer]              |\            |   BANK TRUST    |
                                        --------------------------------------- \           |    COMPANY      |
                                           /               |                     \          |   AMERICAS      |
                                          /                |                      \         |   [Indenture    |
                                         /                 |                       \        |    Trustee]     |
                                        /                  |                        \       -------------------
                                       /                   |                         \
                          ---------------------            |                   ------------
                          |                    |           |                   |           |
                          |   CHASE MANHATTAN  |    ---------------            | A-2 Notes |
                          | BANK USA, NATIONAL |    |              |           | $595,000  |
                          |    ASSOCIATION     |    | A-1 Notes(2) |           |           |
                          |  [Owner Trustee]   |    |   $500,000   |           | A-3 Notes |
                          |                    |    |              |           | $500,000  |
                          ---------------------     ---------------            |           |
                                                                               | A-4 Notes |
                                                                               | $345,000  |
                                                                               |           |
                                                                               | B Notes   |
                                                                               | $60,000   |
                                                                               |           |
                                                                               ------------
(1) As set forth on page 19 of this document.
(2) Not being offered publicly or in this document.

---------------------------------------------------------------------------------------------------------------------------

                                                          PARTIES TO THE TRANSACTION

------------------------------------------------------------------------------------------------------------------------

       -------------------------------------- ----------------------------------------------------------------------
                      Entity                                               Description
       -------------------------------------- ----------------------------------------------------------------------
       DaimlerChrysler Auto                   o    Issuer of the notes
       Trust 2005-A                           o    A Delaware statutory trust
                                              o    Principal office is in Newark, Delaware
       -------------------------------------- ----------------------------------------------------------------------
       DaimlerChrysler Services North         o    Seller of the receivables to the trust
       America LLC ("DCS")                    o    Servicer of the receivables
                                              o    An indirect wholly-owned subsidiary of DaimlerChrysler AG
                                              o    A Michigan limited liability company
                                              o    Originator of DCS receivables
       -------------------------------------- ----------------------------------------------------------------------
       Deutsche Bank Trust Company            o    Indenture trustee
       Americas (1)                           o    Performs duties for the benefit of the noteholders
       -------------------------------------- ----------------------------------------------------------------------
       Chase Manhattan Bank USA,              o    Owner trustee
       National Association(1)                o    Performs duties on behalf of the trust
       -------------------------------------- ----------------------------------------------------------------------
       DaimlerChrysler Retail                 o    A special-purpose financing entity
       Receivables LLC                        o    A Michigan limited liability company, formerly named
                                                   Premier Receivables L.L.C.
                                              o    An indirect wholly-owned subsidiary of DCS
                                              o    Initial owner of rights to residual cash flows
       -------------------------------------- ----------------------------------------------------------------------
(1)   The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.
------------------------------------------------------------------------------------------------------------------------


                                                                 NOTES ISSUED

       The trust will issue $2,000,000,000 of notes.

---------------------------------------------------------------------------------------------------------------------
                                                 Total Notes Issued
       ------------------------- -------------------------- ------------------------- ---------------------------
                Class                Principal Amount           Fixed Per Annum               Legal Final
                                                                 Interest Rate
       ------------------------- -------------------------- ------------------------- ---------------------------
       A-1 Notes(1)                     $500,000,000                   %                      January 2006
       ------------------------- -------------------------- ------------------------- ---------------------------
       A-2 Notes                        $595,000,000                   %                     September 2007
       ------------------------- -------------------------- ------------------------- ---------------------------
       A-3 Notes                        $500,000,000                   %                     December 2008
       ------------------------- -------------------------- ------------------------- ---------------------------
       A-4 Notes                        $345,000,000                   %                     February 2010
       ------------------------- -------------------------- ------------------------- ---------------------------
       B Notes                          $60,000,000                    %                        July 2011
       ------------------------- -------------------------- ------------------------- ---------------------------
(1) Not being offered publicly or in this document.
---------------------------------------------------------------------------------------------------------------------

      Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the notes will be issued on or about January 20, 2005 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

o by January 20, 2005, four nationally recognized rating agencies will rate the A notes in the highest investment rating category and will rate the B notes at least "A" or its equivalent.


                               RECEIVABLES POOL

       On January 20, 2005, the trust will use the proceeds from the issuance of the notes to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the notes. The following information about the receivables is as of January 4, 2005 (the "Cut-off Date").

       The receivables pool had the following characteristics:



      ------------------------------------------------------------------------

                      Composition of the Receivables Pool
                             As of January 4, 2005

       Aggregate Principal Balance                      $2,115,437,567.62
       ------------------------------------------ ------------------------
       Number of Receivables                                      130,363
       ------------------------------------------ ------------------------
       Average Principal Balance                               $16,227.29
       ------------------------------------------ ------------------------
       Weighted Average APR                                         6.47%
       ------------------------------------------ ------------------------
       Weighted Average Original Term                        64.06 months
       ------------------------------------------ ------------------------
       Weighted Average Remaining Term                       51.69 months
       ------------------------------------------ ------------------------

       -----------------------------------------------------------------------


       The receivables pool had the following new vehicle/used vehicle distribution:

       -------------------------------------------------------------------------------------------------------

                                                    New/Used Distribution of the Receivables Pool
                                                                As of January 4, 2005

                                                            -------------------------- -----------------------
                                                                       New                      Used
                                                            -------------------------- -----------------------
       Aggregate Principal Balance                             $ 1,987,379,696.30         $ 128,057,871.32
       ---------------------------------------------------- -------------------------- -----------------------
       Percentage of Aggregate Principal Balance                     93.95%                    6.05%
       ---------------------------------------------------- -------------------------- -----------------------
       Number of Receivables                                         117,761                   12,602
       ---------------------------------------------------- -------------------------- -----------------------
       Percentage of Receivables                                     90.33%                    9.67%
       ---------------------------------------------------- -------------------------- -----------------------

       -------------------------------------------------------------------------------------------------------

The receivables pool had the following distribution by APR:




------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by APR of the Receivables Pool
                                                        As of January 4, 2005

      -------------------------- ---------------------- ------------------------------- ----------------------------------
              APR Range          Number of Receivables            Aggregate              Percent of Aggregate Principal
                                                              Principal Balance                    Balance(1)
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      0.00% to 1.00%                            20,718                 $316,311,857.72                    15.0%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      1.01% to 2.00%                             1,384                  $23,953,918.45                     1.1%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      2.01% to 3.00%                             4,605                  $55,125,864.76                     2.6%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      3.01% to 4.00%                             4,169                  $68,310,954.83                     3.2%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      4.01% to 5.00%                            12,342                 $212,027,639.76                    10.0%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      5.01% to 6.00%                            19,411                 $348,200,096.40                    16.5%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      6.01% to 7.00%                            17,686                 $326,885,524.26                    15.5%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      7.01% to 8.00%                            11,326                 $202,598,094.72                     9.6%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      8.01% to 9.00%                             8,858                 $131,198,099.38                     6.2%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      9.01% to 10.00%                            6,792                  $94,402,827.38                     4.5%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      10.01% to 11.00%                           5,239                  $76,261,389.68                     3.6%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      11.01% to 12.00%                           4,782                  $72,484,056.92                     3.4%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      12.01% to 13.00%                           3,703                  $56,642,496.94                     2.7%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      13.01% to 14.00%                           2,469                  $37,163,810.37                     1.8%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      14.01% to 15.00%                           1,650                  $24,346,887.85                     1.2%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      15.01% to 16.00%                           1,125                  $16,096,266.18                     0.8%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      16.01% to 17.00%                           1,128                  $17,079,481.86                     0.8%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      17.01% to 18.00%                           1,329                  $17,604,665.26                     0.8%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      18.01% to 19.00%                             417                   $5,410,291.08                     0.3%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      19.01% to 20.00%                           1,074                  $11,462,668.97                     0.5%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      Greater than 20.00%                          156                   $1,870,674.85                     0.1%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
      Totals                                   130,363               $2,115,437,567.62                   100.0%
      -------------------------- ---------------------- ------------------------------- ----------------------------------
(1)        Percentages may not add to 100.0% because of rounding.
------------------------------------------------------------------------------------------------------------------------------



       The following table lists the twelve states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 3.0% of the aggregate principal balance of the receivables pool as of January 4, 2005.


           ------------------------------------------------------------------------------------------------------------------

                                            Geographic Distribution of the Receivables Pool
                                                         As of January 4, 2005
                 ---------------------------------------------- ---------------------------------------------------------
                                     State                                      Percentage of Aggregate
                                                                                 Principal Balance (1)
                 ---------------------------------------------- ---------------------------------------------------------
                 Texas                                                                 11.6%
                 ---------------------------------------------- ---------------------------------------------------------
                 California                                                             7.9%
                 ---------------------------------------------- ---------------------------------------------------------
                 Florida                                                                6.0%
                 ---------------------------------------------- ---------------------------------------------------------
                 Pennsylvania                                                           5.7%
                 ---------------------------------------------- ---------------------------------------------------------
                 Illinois                                                               4.6%
                 ---------------------------------------------- ---------------------------------------------------------
                 New York                                                               4.0%
                 ---------------------------------------------- ---------------------------------------------------------
                 Maryland                                                               3.9%
                 ---------------------------------------------- ---------------------------------------------------------
                 Virginia                                                               3.6%
                 ---------------------------------------------- ---------------------------------------------------------
                 Georgia                                                                3.4%
                 ---------------------------------------------- ---------------------------------------------------------
                 New Jersey                                                             3.3%
                 ---------------------------------------------- ---------------------------------------------------------
                 Michigan                                                               3.2%
                 ---------------------------------------------- ---------------------------------------------------------
                 Ohio                                                                   3.1%
                 ---------------------------------------------- ---------------------------------------------------------
                 All Other                                                             39.7%
                 ---------------------------------------------- ---------------------------------------------------------
                 Total                                                                100.0%
                 ---------------------------------------------- ---------------------------------------------------------
                 (1)  Percentages may not add to 100.0% because of rounding.
           ------------------------------------------------------------------------------------------------------------------


Selection Criteria

     We used the following criteria to select the receivables pool:

o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

o    Interest on each receivable is computed using the simple interest method.

o    As of January 4, 2005:

          - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment),

          -    no receivable was the subject of a bankruptcy proceeding,

          - each receivable had a remaining principal balance of at least $1,000.10, and

          - each receivable had a scheduled maturity on or before December 26, 2010.

The seller believes its selection procedures are not adverse to noteholders.


                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

       Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

       The following tables detail the net credit loss, repossession and delinquency experience of DCS's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

       o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks and
       o  previously sold contracts which DCS continues to service.

       Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

       We cannot assure you that the net credit loss, repossession and delinquency experience on the receivables sold to the trust will be comparable to the following historical experience.


-----------------------------------------------------------------------------
                             DCS Net Credit Loss and Repossession Experience
-----------------------------------------------------------------------------
                                                     Nine Months Ended
                                                      September 30,
----------------------------------------------- ----------------------------
                                                    2004          2003
----------------------------------------------- ------------- --------------
Average Portfolio Outstanding During the             $40,220        $39,360
Period ($ Millions)
----------------------------------------------- ------------- --------------
Average Number of Contracts Outstanding            2,531,330      2,497,510
During the Period
----------------------------------------------- ------------- --------------
Repossessions as a Percentage of Average               1.98%          2.09%
Number of Contracts Outstanding(3)
----------------------------------------------- ------------- --------------
Net Credit Losses as a Percentage of                   1.89%          2.08%
Liquidations (1) (2)
----------------------------------------------- ------------- --------------
Net Credit Losses as a Percentage of Average           0.97%          1.05%
Portfolio Outstanding (1) (3)
-----------------------------------------------------------------------------
(1)   Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which DCS failed to recover on receivables that were prepaid or charged off.

(2)   Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

(3)   Percentages have been annualized for the nine months ended September 30, 2004 and 2003, and are not necessarily indicative of the experience for the entire year.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended December 31,

----------------------------------------------- ----------------------------------------------------------------------
                                                  2003           2002          2001           2000          1999
----------------------------------------------- ------------ ------------- -------------- ------------- --------------
Average Portfolio Outstanding During the           $39,456        $38,872        $36,609       $30,590        $26,191
Period ($ Millions)
----------------------------------------------- ------------ ------------- -------------- ------------- --------------
Average Number of Contracts Outstanding          2,501,315      2,420,968      2,254,297     2,004,982      1,835,534
During the Period
----------------------------------------------- ------------ ------------- -------------- ------------- --------------
Repossessions as a Percentage of Average             2.08%          1.97%          1.84%         1.82%          2.16%
Number of Contracts Outstanding(3)
----------------------------------------------- ------------ ------------- -------------- ------------- --------------
Net Credit Losses as a Percentage of                 2.15%          1.94%          1.83%         1.77%          1.91%
Liquidations (1) (2)
----------------------------------------------- ------------ ------------- -------------- ------------- --------------
Net Credit Losses as a Percentage of Average         1.07%          1.00%          0.81%         0.78%          0.98%
Portfolio Outstanding (1) (3)
----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
                                                   DCS Delinquency Experience
-----------------------------------------------------------------------------
                                                     At September 30,
----------------------------------------------- ------------- --------------
                                                    2004          2003
----------------------------------------------- ------------- --------------
 Portfolio ($ Millions)                              $43,564        $40,227
----------------------------------------------- ------------- --------------
 Delinquencies as a Percentage of the
 Portfolio
----------------------------------------------- ------------- --------------
 31 - 60 Days                                          1.56%          1.76%
----------------------------------------------- ------------- --------------
 61 Days or More                                       0.24%          0.25%
----------------------------------------------- ------------- --------------
 Total                                                 1.80%          2.01%
----------------------------------------------- ------------- --------------





------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                            At December 31,
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
                                                    2003           2002          2001           2000          1999
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
 Portfolio ($ Millions)                            $39,490       $39,650        $39,068       $33,776        $27,255
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
 Delinquencies as a Percentage of the
 Portfolio
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
 31 - 60 Days                                        1.77%         2.56%          2.04%         1.53%          1.78%
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
 61 Days or More                                     0.18%         0.50%          0.31%         0.17%          0.17%
----------------------------------------------- -------------- ------------- -------------- ------------- --------------
 Total                                               1.95%         3.06%          2.35%         1.70%          1.95%
----------------------------------------------- -------------- ------------- -------------- ------------- --------------


                             PAYMENTS ON THE NOTES

Payment Dates

o Interest and principal will be payable on the 8th of each month. If the 8th is not a business day, then interest and principal will be payable on the next business day.

o    The first payment will be on February 8, 2005.

o Payments will be payable to noteholders of record on the business day before the payment date.

Interest Payments

o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:


----------------------------------------------------------------------------------------------------------

       ----------------------------- ---------------------------------- ------------------------------
         Days in Initial Interest           Days in Subsequent                    Day Count
              Accrual Period             Interest Accrual Periods                 Convention
       ----------------------------- ---------------------------------- ------------------------------
                                           From              To
                                        (including)      (excluding)

       -----------------------------------------------------------------------------------------------
                 19 days                  Prior            Current               actual/360
                                         payment           payment
                                           date             date
       -----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

o To calculate the interest due on the A-2, A-3, A-4 and B notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

----------------------------------------------------------------------------------------------------------

       ----------------------------- ---------------------------------- ------------------------------
         Days in Initial Interest           For Subsequent Interest               Day Count
              Accrual Period                   Accrual Periods                    Convention
       ----------------------------- ---------------------------------- ------------------------------
                 18 days                    1/12th of per annum                    30/360
                                                interest rate
       -----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


o Interest payments on the classes of A notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of A notes will receive its pro rata share.

o Interest payments on the B notes are subordinate to payments of interest and, under certain circumstances, principal of the A notes.

       Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

o The amount of principal payments on the notes on each payment date will generally equal the required principal distribution amount, which is described under "Credit Enhancement."

o Principal of each class of notes will generally be repaid over a span of several consecutive months.

o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

o The B notes will not receive any principal payments until the A notes are paid in full.

o The trust is required to pay the outstanding principal amount of each class of notes by the applicable Legal Final.

o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

o The rate of principal payments on the notes will increase to the extent Excess Interest Collections are applied to pay principal on the notes.

       Refer to the "Flow of Funds" and "Credit Enhancement" sections for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $211,543,756.76 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 and B notes, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 and B notes.

                                 FLOW OF FUNDS

Sources of Funds Available for Distribution

       Funds from the following sources may be available to make payments on the notes on each payment date:

o     collections received on the receivables during the prior calendar month,

o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

o investment earnings on the reserve fund received during the prior calendar month,

o     administrative and/or warranty repurchases, and

o     the reserve fund.

Application of Available Funds

       On each payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:


-----------------------------------------------------------------------------------------------------------------------------


                             -------------------------------------------------------------
                                                   pay servicing fee
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                    pay accrued and unpaid interest on the A notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                               credit the priority principal distribution amount to the
                                          note principal distribution account
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                  pay accrued and unpaid interest on the B notes (1)
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                                replenish reserve fund,
                                        if necessary, up to the initial amount
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                              credit the required principal distribution amount minus the priority principal distribution amount to the note
                                            principal distribution account
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                               distribute any remaining funds to DaimlerChrysler Retail
                                                    Receivables LLC
                             -------------------------------------------------------------

(1) If payment of the notes has been accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, payments of interest on the B notes will be made only after the principal balance of the A notes has been reduced to zero.
-----------------------------------------------------------------------------------------------------------------------------



           Notwithstanding the preceding paragraph, if payment of the notes has been accelerated because of an Event of Default other than a failure to pay any amount due on the notes or certain insolvency events in respect of the trust, then such total funds available that remain after payment of interest on the B notes will be credited to the note principal distribution account to the extent of the outstanding principal amount of the notes (less the priority principal distribution amount, if any, for that payment date) and then any remainder will be distributed to DaimlerChrysler Retail Receivables LLC.

Note Principal Distribution Account and Payments of Principal of the Notes

       The note principal distribution account will be a subaccount of the deposit account maintained by the indenture trustee. On each payment date the priority principal distribution amount, if any, and the required principal distribution amount (reduced by the priority principal distribution amount) will be credited to the note principal distribution account to the extent of funds available as described above. The "priority principal distribution amount" will equal, on each payment date, the excess, if any, of (i) the outstanding principal amount of the A notes immediately prior to such payment date over (ii) (a) the outstanding principal balance of the receivables pool as of the end of the prior calendar month minus (b) the YSOA. The "required principal distribution amount" will equal, on each payment date, the greater of (i) the outstanding principal amount of the A-1 notes and
(ii) the excess, if any, of (a) the outstanding principal amount of the notes immediately prior to such payment date over (b) (I) the outstanding principal balance of the receivables pool as of the end of the prior calendar month minus (II) the YSOA minus (III) the target overcollateralization amount.

       The "target overcollateralization amount" for a payment date is the greater of (A) 5.00% x P and (B) the OC Floor, where:

                     P = the outstanding principal balance of the receivables pool as of the end of the prior calendar month minus the YSOA for that payment date

                     OC Floor  =  the lesser of

                               (a) P

                               and

                               (b) 1.50% x Pi

                     Pi = the initial principal balance of the receivables minus the initial YSOA

                     YSOA = the yield supplement overcollateralization amount for such payment date as set forth in the table under "Yield Supplement Overcollateralization Amount"; provided that the YSOA will never be greater than the outstanding principal balance of the receivables pool as of the end of the prior calendar month.

       On each payment date the total funds available in the note principal distribution account will be distributed in the following order of priority:


-----------------------------------------------------------------------------------------------------------------------------



                              ------------------------------------------------------------
                                          pay up to the outstanding principal
                                                amount of the A-1 notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                          pay up to the outstanding principal
                                                amount of the A-2 notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                          pay up to the outstanding principal
                                                amount of the A-3 notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                          pay up to the outstanding principal
                                                amount of the A-4 notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                                          pay up to the outstanding principal
                                                 amount of the B notes
                             -------------------------------------------------------------
                                                          |
                                                          V
                             -------------------------------------------------------------
                               distribute remaining balance, if any, to DaimlerChrysler
                                                Retail Receivables LLC
                             -------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


                              CREDIT ENHANCEMENT

       The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

Overcollateralization is represented by the amount by which (i) the principal balance of receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the notes. The initial overcollateralization amount of $35,005,305.46 is equal to the initial receivables balance of $2,115,437,567.62 minus the initial yield supplement overcollateralization amount of $80,432,262.16 minus the initial principal amount of the notes of $2,000,000,000.00. This excess collateral is intended to protect noteholders from losses on the receivables.

       The trust will attempt to maintain an overcollateralization amount (i.e., the amount by which (i) the principal balance of the receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the notes) at least equal to the target overcollateralization amount. Total funds available on any payment date (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to pay the required principal distribution amount to the notes in payment of principal and (ii) to pay any remaining available funds to DaimlerChrysler Retail Receivables LLC.


Excess Interest Collections

       "Excess Interest Collections" are generally equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month, (ii) principal collections attributable to the reduction in the yield supplement overcollateralization amount from the prior payment date and (iii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month,
(ii) accrued and unpaid interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $5,000,000.

       Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the notes to the extent described above under the "Flow of Funds - Application of Available Funds" section.

       If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

o On January 20, 2005, the seller will provide funds from the proceeds of its sale of receivables to establish a $5,000,000 reserve fund.

o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

o The reserve fund will be invested in high quality, short term investments which mature on or prior to each payment date.

o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the end of the prior calendar month, the reserve fund will be applied to the payment of principal of the notes.

o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

o After full payment of all accrued interest on the notes and the outstanding principal balance of the notes, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated B Notes

       As additional credit enhancement for the A notes, the B notes will not receive any principal payments until the A notes are paid in full and will not receive an interest payment on a payment date until the priority principal distribution amount, if any, has been applied to pay principal of the A notes. Payments of principal and, under certain circumstances, interest on the B notes are subordinated to payments on the A notes to decrease the likelihood that the trust will default in making payments due on the A notes.

                 YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

           For a portion of the receivables, the weighted average APR less the servicing fee rate will be less than the weighted average interest rate of the notes. The yield supplement overcollateralization amount is intended to mitigate such negative differential.

           "Yield Supplement Overcollateralization Amount" means, with respect to any payment date, the amount specified below with respect to such payment date:


Closing Date.........................          $80,432,262.16         January 2008..........................         $8,015,953.36
February 2005........................           77,597,827.66         February 2008.........................          7,229,971.84
March 2005...........................           74,419,959.25         March 2008............................          6,500,209.25
April 2005...........................           71,318,559.01         April 2008............................          5,824,478.71
May 2005.............................           68,293,577.55         May 2008..............................          5,198,067.74
June 2005............................           65,342,653.82         June 2008.............................          4,618,049.23
July 2005............................           62,463,448.98         July 2008.............................          4,083,237.35
August 2005..........................           59,655,519.31         August 2008...........................          3,591,948.78
September 2005.......................           56,918,902.01         September 2008........................          3,142,244.53
October 2005.........................           54,253,520.61         October 2008..........................          2,732,156.89
November 2005........................           51,658,615.87         November 2008.........................          2,359,019.97
December 2005........................           49,133,238.60         December 2008.........................          2,020,307.15
January 2006.........................           46,676,908.82         January 2009..........................          1,714,633.97
February 2006........................           44,288,156.77         February 2009.........................          1,441,105.53
March 2006...........................           41,966,143.68         March 2009............................          1,198,676.66
April 2006...........................           39,710,906.27         April 2009............................            986,501.60
May 2006.............................           37,522,563.76         May 2009..............................            803,674.33
June 2006............................           35,401,262.63         June 2009.............................            648,652.61
July 2006............................           33,347,249.73         July 2009.............................            519,460.07
August 2006..........................           31,360,750.75         August 2009...........................            413,376.64
September 2006.......................           29,441,927.55         September 2009........................            327,092.62
October 2006.........................           27,590,940.50         October 2009..........................            256,923.28
November 2006........................           25,807,963.95         November 2009.........................            198,668.13
December 2006........................           24,093,162.38         December 2009.........................            149,450.25
January 2007.........................           22,446,586.36         January 2010..........................            108,779.66
February 2007........................           20,868,351.62         February 2010.........................             76,262.18
March 2007...........................           19,358,671.21         March 2010............................             50,971.64
April 2007...........................           17,917,735.75         April 2010............................             31,893.28
May 2007.............................           16,545,802.26         May 2010..............................             18,296.38
June 2007............................           15,243,078.69         June 2010.............................              9,276.22
July 2007............................           14,009,635.50         July 2010.............................              3,956.13
August 2007..........................           12,845,526.70         August 2010...........................              1,268.29
September 2007.......................           11,750,720.57         September 2010........................                215.80
October 2007.........................           10,723,765.28         October 2010..........................                  0.78
November 2007........................            9,761,373.34         November 2010 (and thereafter)            $             0.00
December 2007........................        $   8,859,337.05


     The yield supplement overcollateralization amount has been calculated for each payment date as the sum of the amount for each receivable equal to the excess, if any, of

     o the scheduled payment due on such receivable for each future collection period discounted to present value as of the end of the preceding collection period at the APR of such receivable, over

     o the scheduled payments due on the receivable for each future collection period discounted to present value as of the end of the preceding collection period at 7.5%.

     For purposes of such calculation, future scheduled payments on the receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

                                   SERVICING

Compensation

     o    The servicer will be compensated on a monthly basis.

     o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

     o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from but excluding January 4, 2005 to and including January 31, 2005 on a 30/360 basis, or 26 days.

     o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

     o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.